Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of June 25, 2015

to

CREDIT AGREEMENT

Dated as of April 30, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 25, 2015 by and among Aceto Corporation (the “Borrower”), Aceto Agricultural Chemicals Corporation, Rising Pharmaceuticals, Inc. and Pack Pharmaceuticals, LLC (collectively with the Borrower, the “Loan Parties”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of April 30, 2014 by and among the Loan Parties, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.            Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means June 25, 2015.

(b)          The definition of “Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is amended to restate the final sentence thereof in its entirety to read as follows:

The aggregate amount of the Lenders’ Revolving Commitments as of the Amendment No. 1 Effective Date is $75,000,000.

(c)          Section 2.17 of the Credit Agreement is amended to add the following as a new clause (j) thereof:

(j)          Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).

(d)          Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto as Annex A.

2.            Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)          The Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b)          The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the effective date of this Amendment) of DLA Piper LLP, counsel for the Loan Parties, covering such matters relating to the Loan Parties or the Credit Agreement (including the Credit Agreement as amended by this Amendment) as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(c)          The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Amendment and the Transactions and any other legal matters relating to such Loan Parties or the Credit Agreement (including the Credit Agreement as amended by this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)          The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously agreed upon by the Borrower and disclosed to the Lenders.

(e)          The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and out-of-pocket expenses (including, to the extent invoiced, reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the Loan Documents and required to be paid pursuant to the Credit Agreement.

(f)          The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Exposure under the Credit Agreement as are necessary in order that the Revolving Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the assignment of any Eurocurrency Loans and the reallocation described in this clause (f), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

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3.            Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a)          This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors’ rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

(b)          As of the date hereof and after giving effect to the terms of this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Loan Documents, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) with the same effect as though made on and as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) and (ii) no Default or Event of Default has occurred and is continuing.

4.            Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect.

(c)          Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)          This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.            Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Loan Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Security Agreement, the Pledge Agreement and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Security Agreement, the Pledge Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6.            Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York.

7.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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8.            Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ACETO CORPORATION,
as the Borrower

By:	/s/ Salvatore J. Guccione
Name:	Salvatore J. Guccione
Title:	Chief Executive Officer

ACETO AGRICULTURAL CHEMICALS CORPORATION,
as a Loan Party

By:	/s/ Steven Rogers
Name:	Steven Rogers
Title:	President

RISING PHARMACEUTICALS, INC.,
as a Loan Party

By:	/s/ Douglas Roth
Name:	Douglas Roth
Title:	Vice President, Treasurer & Secretary

PACK PHARMACEUTICALS, LLC,
as a Loan Party

By:	/s/ Douglas Roth
Name:	Douglas Roth
Title:	Vice President, Treasurer & Secretary

Signature Page to Amendment No. 1 to
Credit Agreement dated as of April 30, 2014
Aceto Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an
Issuing Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of April 30, 2014
Aceto Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender and as an Issuing Bank

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of April 30, 2014
Aceto Corporation

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of April 30, 2014
Aceto Corporation

ANNEX A

SCHEDULE 2.01

Commitments

REVOLVING
LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$31,730,769.24

WELLS FARGO BANK, NATIONAL ASSOCIATION	$31,730,769.24

CITIBANK, N.A.	$11,538,461.54

AGGREGATE COMMITMENTS	$75,000,000.00